UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):              July 25, 2018

PARK ELECTROCHEMICAL CORP.

(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

48 South Service Road, Melville,	New York	11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code         (631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has selected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

Park Electrochemical Corp. (“Park” or the "Company") previously announced, on January 4, 2018, that it was conducting a strategic evaluation, including the potential sale, of its digital and radio frequency/microwave printed circuit materials business (collectively, the “Electronics Business”), including manufacturing locations in Singapore, France, California and Arizona and R&D facilities in Singapore and Arizona. Park is retaining its aerospace manufacturing operations in Kansas, its headquarters in New York and its aerospace composite materials manufacturing facility in Singapore.

On July 25, 2018, the Company, together with its wholly-owned subsidiary, ParkNelco SNC, an entity organized under the laws of France (collectively, the “Seller”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with AGC, Inc., a Japanese corporation (the “Buyer”). Pursuant to the Purchase Agreement, the Buyer will acquire all of the outstanding equity interests in Nelco Products, Inc., a Delaware corporation, Neltec, Inc., a Delaware corporation, Neltec SA, an entity organized under the laws of France, and Nelco Products Pte. Ltd., an entity organized under the laws of Singapore (“Nelco SG”) (collectively, the “Acquired Subsidiaries”), all of which are, directly or indirectly, wholly-owned subsidiaries of the Company, for an aggregate purchase price of $145 million in cash, subject to adjustments for changes in working capital compared to a target, cash in the Acquired Subsidiaries and certain accrued and unpaid taxes of the Acquired Subsidiaries.

The Purchase Agreement contains customary representations, warranties and covenants of the Seller and the Buyer. These covenants include, among others, the obligation of the Company to refrain from encouraging, soliciting or engaging in discussions with third parties for a competing transaction, the obligation of the Company to cause the Acquired Subsidiaries to operate their businesses in the ordinary course until the sale is consummated and the obligation for each of the parties to use reasonable best efforts to obtain the governmental and regulatory approvals described below. The Buyer and the Seller must also act in good faith and use their reasonable best efforts to enter into a transition services agreement prior to the closing. The Purchase Agreement also provides that each party will indemnify the other for losses arising from certain breaches of the Purchase Agreement and that the Company will indemnify the Buyer for certain other matters as more fully described in the Purchase Agreement. The Purchase Agreement contains customary non-compete and non-solicitation provisions that are subject to certain exceptions and qualifications and apply for a period of five years from the closing.

The completion of the sale is subject to the satisfaction or waiver of certain closing conditions, including, among others, (i) that the parties have received notice from the Committee on Foreign Investment in the United States that (a) the review or investigation under the Exon-Florio Amendment to the Defense Production Act, as amended (“Exon-Florio Amendment”), has been concluded and that either the sale does not constitute a “covered transaction” under the Exon-Florio Amendment or there are no unresolved national security concerns and all action under the Exon-Florio Amendment is concluded with respect to the sale or (b) the President has announced a decision not to take any action to suspend, prohibit or place any limitations on the sale, or the time permitted by law for such action shall have lapsed without any action taken, (ii) the receipt of approval by the Austrian Federal Competition Authority, (iii) the entry into certain ancillary agreements, including a transition services agreement and an intellectual property transfer agreement, (iv) the receipt of the approval of the French Government with respect to military applications of products and/or services, (v) compliance by the Company with certain notice requirements and waiting periods required by French law with respect to its French employees and (vi) other customary closing conditions.

The Purchase Agreement may be terminated by either the Company or the Buyer under certain circumstances, including if the sale is not consummated by January 21, 2019 (subject to extension to no later than July 20, 2019 by the Company in the event necessary to address a restraint placed on the sale by a governmental authority or if the review of the sale by the Austrian Federal Competition Authority is not complete).

Subject to the conditions to closing described above, the sale of the Electronics Business is expected to be completed in the Company’s third fiscal quarter ending November 25, 2018.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.  The representations and warranties in the Purchase Agreement were made for the purposes of allocating contractual risk between the parties to the Purchase Agreement and as of the specified dates noted therein. Furthermore, such representations and warranties may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to shareholders, among other limitations. The Company’s shareholders are not third party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties thereto.

Item 7.01 Regulation FD.

The Company issued a news release on July 25, 2018 regarding the sale of its Electronics Business. The Company is furnishing the news release as Exhibit 99.1 hereto, which exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly stated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	No.	Description

	2.1	Stock Purchase Agreement dated as of July 25, 2018 by and among AGC Inc., Park Electrochemical Corp. and ParkNelco SNC*

	99.1	News Release dated July 25, 2018

*

Certain exhibits and schedules to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibits and schedules will be furnished to the Securities and Exchange Commission upon request.

Forward Looking Statements

Certain portions of this Current Report on Form 8-K include forward-looking statements, which can be identified by words such as “will”, “may”, “could”, “expect”, “anticipate”, “believes”, “intends”, “should”, “plans”, “estimates”, “approximate”, “guidance” and similar expressions that predict or indicate future events and trends and that do not report historical matters. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, Park’s expectations regarding: the closing of the anticipated sale of its Electronics Business and the timing thereof; expected benefits of the sale; developments and business strategies and growth opportunities; and the financial and operational performance and competitive position of Park, as well as the objectives of management, following the closing of the anticipated sale. Forward-looking statements are qualified by important risks and uncertainties, many of which are beyond Park’s control, and assumptions that could cause actual results to differ materially from those forecasted or indicated by such forward-looking statements and include, but are not limited to: the ability of the parties to consummate the sale on the terms set forth in the Purchase Agreement in a timely manner or at all; the ability to obtain governmental approvals or such regulatory approvals may result in the imposition of conditions that could cause the parties to abandon the transaction; potential litigation relating to the proposed transaction that could be instituted against Park, the Buyer or their respective directors; the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; the potential benefits of the acquisition to Park’s Electronics Business and its customers, suppliers and employees will not be realized; potential disruption of management’s attention from Park’s Aerospace Business due to the sale and the transition services required thereafter; general conditions in the electronics and aerospace industries; legislative, regulatory and economic developments; Park’s competitive position; the effect of the announcement and completion of the sale on the ability of Park to maintain relationships with third parties, including its employees, customers and suppliers; failure to complete the proposed sale could negatively impact the market price of Park’s common stock and the future business and financial results of Park; and the various factors set forth under the caption “Factors That May Affect Future Results” in Item 1 and in Item 1A “Risk Factors” of Park’s Annual Report on Form 10-K for the fiscal year ended February 25, 2018 and in subsequent reports of Park filed with or furnished to the Securities and Exchange Commission. Except as may be required by any applicable laws, Park assumes no obligation to update such forward-looking statements, which are made as of the date hereof or the earlier date specified herein, whether as a result of new information, future developments or otherwise. All subsequent written and oral forward-looking statements concerning the sale or other matters attributable to Park or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: July 27, 2018	By:	/s/ P. Matthew Farabaugh
	Name:	P. Matthew Farabaugh
	Title:	Senior Vice President and Chief
Financial Officer

4